THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONNECTICUT GENERAL LIFE INSURANCE COMPANY

UNUM LIFE INSURANCE COMPANY OF AMERICA

FIRST UNUM LIFE INSURANCE COMPANY OF AMERICA

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT T

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT W

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT JL-A

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT JF-I

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT JF-II

LINCOLN NATIONAL VARIABLE ANNUITY FUND A

VA I SEPARATE ACCOUNT OF UNUM LIFE INSURANCE COMPANY

VA I SEPARATE ACCOUNT OF FIRST UNUM LIFE INSURANCE COMPANY

CG VARIABLE ANNUITY SEPARATE ACCOUNT II

CIGNA VARIABLE ANNUITY SEPARATE ACCOUNT I

Supplement Dated May 1, 2021 to the Prospectus

This supplement provides information that is relevant to your variable annuity contract. It is for your information only and requires no action on your part. Keep this supplement with your prospectus for future reference.

The funds’ prospectuses and other shareholder reports will be made available on www.LincolnFinancial.com. If you wish to receive future shareholder reports in paper, free of charge, please contact your registered representative.  Your election to receive reports in paper will apply to all funds available under your contract.

COVID-19. The health, economic and business conditions precipitated by the worldwide COVID-19 pandemic during 2020 adversely affected, and during 2021 are expected to continue to adversely affect, our earnings as well as our business, results of operations and financial condition.  As a result of the pandemic and ensuing conditions, we have experienced and expect to continue to experience a higher level of claims, which adversely affect our earnings.  We may also experience an increase in activity such as surrenders of policies, missed premium payments or 401(k) hardship withdrawals due to changes in consumer behavior as a result of financial stress.  Because the vast majority of our employees continue to work from home, along with many of our vendors and customers, and such conditions may continue well into 2021, our business operations may be adversely impacted, among other things, due to privacy incidents, cybersecurity incidents, technological issues or operational disruptions on the part of our vendors, and we may experience distribution disruptions as we continue to sell our products virtually.